UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 2005


                         CHASEFLEX TRUST, SERIES 2005-2
                                    (Issuer)

                       CHASE MORTGAGE FINANCE CORPORATION
                                    (Seller)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-110968-05            52-1495132
 ---------------------------      -------------           ------------
(State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)              File Number)        Identification No.)


   194 Wood Avenue South, Iselin, NJ                   08830
 --------------------------------------               --------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (732) 452-8972

 ------------------------------------------------------------
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

ChaseFlex Trust (the "Depositor") made distributions to holders of its Multi-Class Mortgage Pass-Through Certificates, Series 2005-2 as contemplated by the Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, JPMorgan Chase Bank, National Association, as servicer and Wachovia Bank, N.A., as trustee, dated as of May 1, 2005 (the "Pooling and Servicing Agreement").

Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description
----------- -----------

   99.1     Monthly Reports with respect to the September 26, 2005 distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                      (f/k/a "The Chase Manhattan Bank"),
                                      As Paying Agent, on behalf of
                                      Chase Mortgage Finance Corp.

                                      By: /s/ Andrew M. Cooper
                                      -------------------------------
                                      Name:  Andrew M. Cooper
                                      Title: Assistant Vice President
                                      Date:  October 3, 2005

                                INDEX TO EXHIBITS

Exhibit No.               Description
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   99.1 Monthly Reports with respect to the distribution to certificateholders on September 26, 2005.